UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-08059

Cohen & Steers Global Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2018

Item 1.             Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2018. The total returns for Cohen & Steers Global Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2018
Cohen & Steers Global Realty Shares:
Class A	0.11%
Class C	–0.22%
Class I	0.26%
Class R	0.03%
Class Z	0.27%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	0.36%
S&P 500 Index[a]	2.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, where applicable, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend witholding taxes. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Market Review

The flat overall total return for global real estate stocks in the six-month period ended June 30, 2018 belied occasional heightened market volatility and a wide dispersion of returns by country. The group initially declined amid an early-period spike in bond yields, even as broad-based economic growth continued to benefit real estate fundamentals. Markets began to recover as inflation remained generally benign and global economic momentum slowed, allowing for a retreat in bond yields. However, other macro concerns—such as political uncertainty in Italy and Spain and increased global trade tensions—emerged as factors driving bouts of volatility. The U.S. Federal Reserve continued to raise short-term interest rates, although other central banks kept rates mostly unchanged at historically low levels.

The period saw a continued wave of real estate mergers and acquistions, a trend that has highlighted the potential for value opportunities, with many real estate companies trading at meaningful discounts to their underlying net asset values. In the U.S., activity included regional mall owner GGP endorsing a bid from Brookfield Property Partners, and an affiliate of Greystar Real Estate Partners announcing that it would acquire student housing REIT Education Realty Trust (EDR) in a $4.6 billion privatization. The offer was at a 26% premium to EDR’s 90-day volume-weighted average share price. Elsewhere of note, Blackstone made a bid for Australia’s Investa Office Fund, an all-cash offer at a 13% premium to Investa’s previous-close share price. European retail landlord Unibail-Rodamco completed its acquisition of Australia’s Westfield.

Fund Performance

The Fund had a slightly positive total return in the period (except for the Fund’s Class C shares, which had a slight decline), although it underperformed its benchmark. The Fund’s out-of-index allocation to Brazilian mall companies detracted from performance. Brazilian stocks in general were pressured by signs of economic deceleration, election uncertainty and rising oil prices. In addition to hampering the consumer, higher fuel costs sparked a crippling truckers’ strike.

Most real estate stocks in Hong Kong had negative returns, with developers generally posting the largest declines due to their sensitivity to slowing growth in China and global trade concerns. Stock selection in Hong Kong hindered performance, in part because of an overweight in developer Sun Hung Kai Properties, which struggled, and the Fund’s non-investment in Wharf Real Estate Investment, which benefited from better-than-expected retail sales data in the period.

Japan had a solid return, aided by an improving economy and high occupancy rates in most markets. Our underweight in J-REITs as a group detracted from relative returns, as they outperformed developers, favored for their above-average dividend income and relatively defensive characteristics.

Despite having one of their worst starts in years, U.S. REITs regained their footing to deliver a modestly positive total return for the first half of 2018. The turnaround occurred as interest rates stabilized and amid valuations that appeared attractive, based both on general discounts to REITs’ underlying net asset values and compared with earnings multiples for S&P 500 companies. Stock selection in the U.S. hampered relative returns, partly due to our non-allocation to Public Storage, which had a significant gain.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Germany’s real estate stocks performed well, aided by continued economic growth that supported fundamentals. Stock selection in Germany benefited the Fund’s performance, led by overweights in apartment landlords Deutsche Wohnen and ADO Properties, which continued to benefit from strong demand and low new supply.

The U.K. had mixed performance amid economic uncertainty as Brexit negotiations unfolded. Our emphasis on less-cyclical companies contributed to relative performance, as they generally outperformed more economically sensitive stocks. The Fund’s overweights in self storage operators Big Yellow Group and Safestore Holdings and industrial company Segro had significant gains; in addition, the Fund did not own Intu Properties, a retail landlord that fell on tenant bankruptcy concerns.

An overweight in Spain aided performance as well. The country, which has one of Europe’s fastest-growing economies, was a top performer globally in the period. The Fund’s non-investment in Singapore further contributed to relative performance. The market, which tends to be sensitive to global trade news, was adversely affected by growing trade tensions, in addition to higher oil costs and concerns of an economic slowdown in China.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Most currencies depreciated against the U.S. dollar, including the euro and U.K. pound. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

Fund Reorganization Increased Its Assets

Effective close of business on March 23, 2018, Cohen & Steers Institutional Global Realty Shares, Inc. (IGRS) was reorganized with and into the Fund. IGRS had substantially similar investment policies and the same investment objective of total return. We believe the reorganization, which increased the Fund’s assets by more than $450 million, will benefit shareholders of the Fund by reducing annual operating gross and net expense ratios, increasing marketability and providing portfolio management and operational efficiencies. In connection with the reorganization, the Fund’s investment advisory fee was lowered from an annual rate of 0.80% to 0.75% of average daily net assets of the Fund. In addition, the Fund’s expense cap was lowered by 0.05% across all share classes.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Sincerely,

JON CHEIGH	WILLIAM LEUNG
Portfolio Manager	Portfolio Manager

CHARLES J. MCKINLEY	ROGIER QUIRIJNS
Portfolio Manager	Portfolio Manager

LUKE SULLIVAN

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2018

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	0.59%[a]	3.65%[b]	—	—	—
1 Year (without sales charge)	5.33%	4.65%	5.69%	5.18%	5.71%
5 Years (with sales charge)	5.83%[a]	6.11%	—	—	—
5 Years (without sales charge)	6.81%	6.11%	7.17%	—	—
10 Years (with sales charge)	4.66%[a]	4.46%	—	—	—
10 Years (without sales charge)	5.14%	4.46%	5.49%	—	—
Since Inception[c] (with sales charge)	5.18%[a]	4.84%	—	—	—
Since Inception[c] (without sales charge)	5.53%	4.84%	8.35%	6.74%	7.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

As disclosed in the April 1, 2017 prospectus, prior to close of business on March 23, 2018, the annualized gross and net expense ratios were as follows: Class A—1.31% and 1.30%; Class C—1.96% and 1.95%; Class I—1.03% and 0.95%; Class R—1.46% and 1.45%; and Class Z—0.96% and 0.95%. Effective close of business on March 23, 2018, as disclosed in the prospectus dated April 1, 2017, as supplemented March 23, 2018, and the prospectus dated May 1, 2018, the annualized gross and net expense ratios were as follows: Class A—1.22% and 1.22%; Class C—1.87% and 1.87%; Class I—0.93% and 0.90%; Class R—1.37% and 1.37%; and Class Z—0.87% and 0.87%. Through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception dates: September 30, 2004 for Class A and C shares, May 8, 1997 for Class I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2018—June 30, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period[a] January 1, 2018— June 30, 2018
Class A
Actual (0.11% return)	$1,000.00	$1,001.10	$6.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.41

Class C
Actual (–0.22% return)	$1,000.00	$997.80	$9.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.22	$9.64

Class I
Actual (0.26% return)	$1,000.00	$1,002.60	$4.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.13	$4.71

Class R
Actual (0.03% return)	$1,000.00	$1,000.30	$7.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.70	$7.15

Class Z
Actual (0.27% return)	$1,000.00	$1,002.70	$4.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.23	$4.61

[a]	Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.28%, 1.93%, 0.94%, 1.43% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

June 30, 2018

Top Ten Holdings

(Unaudited)

Security	Value	% of Net Assets
Deutsche Wohnen AG	$44,117,484	3.6
Extra Space Storage	38,949,255	3.2
Prologis	33,932,367	2.8
Link REIT	31,278,838	2.6
CK Asset Holdings Ltd.	30,274,134	2.5
Realty Income Corp.	30,141,711	2.5
Digital Realty Trust	28,578,985	2.4
Welltower	28,504,265	2.3
Essex Property Trust	28,444,309	2.4
Host Hotels & Resorts	28,400,864	2.3

Country Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.4%
AUSTRALIA	5.4%
REAL ESTATE
DIVERSIFIED	3.9%
BGP Holdings PLC (EUR)[a,b]		11,893,063	$—
Charter Hall Group		2,657,786	12,824,153
Dexus Property Group		2,788,011	20,034,329
GPT Group		3,659,555	13,703,764

			46,562,246

INDUSTRIALS	1.5%
Goodman Group		2,590,759	18,444,342

TOTAL AUSTRALIA			65,006,588

AUSTRIA	0.5%
REAL ESTATE—DIVERSIFIED
CA Immobilien Anlagen AG		165,118	5,503,220

BELGIUM	0.3%
REAL ESTATE—RESIDENTIAL
Aedifica SA		42,021	3,832,533
BRAZIL	0.9%
REAL ESTATE—RETAIL
BR Malls Participacoes SAb		2,216,963	5,548,485
Iguatemi Empresa de Shopping Centers SA		676,758	5,385,078

TOTAL BRAZIL			10,933,563

CANADA	3.2%
REAL ESTATE
OFFICE	1.4%
Allied Properties REIT		523,556	16,666,655

RESIDENTIAL	1.8%
Boardwalk REIT		624,458	21,693,224

TOTAL CANADA			38,359,879

CHINA	0.6%
REAL ESTATE—DIVERSIFIED
Longfor Group Holdings Ltd. (HKD)		2,929,500	7,897,283

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
FRANCE	4.2%
REAL ESTATE
DIVERSIFIED	1.9%
Fonciere des Regions		133,207	$13,860,319
Unibail-Rodamco-Westfield[b]		43,657	9,612,778

			23,473,097

OFFICE	1.1%
Gecina SA		77,295	12,934,989

RETAIL	1.2%
Klepierre SA		369,718	13,924,153

TOTAL FRANCE			50,332,239

GERMANY	5.3%
REAL ESTATE
OFFICE	0.5%
Alstria Office REIT AG		406,409	6,108,159

RESIDENTIAL	4.8%
ADO Properties SA, 144Ac		259,705	14,120,880
Deutsche Wohnen AG		912,519	44,117,484

			58,238,364

TOTAL GERMANY			64,346,523

HONG KONG	9.2%
REAL ESTATE
DIVERSIFIED	6.6%
CK Asset Holdings Ltd.		3,812,500	30,274,134
Hang Lung Properties Ltd.		3,876,000	7,993,484
New World Development Co., Ltd.		8,889,118	12,508,395
Sun Hung Kai Properties Ltd.		1,642,403	24,785,933
Swire Properties Ltd.		1,178,800	4,357,245

			79,919,191

RETAIL	2.6%
Link REIT		3,425,000	31,278,838

TOTAL HONG KONG			111,198,029

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
JAPAN	10.3%
REAL ESTATE
DIVERSIFIED	9.0%
Activia Properties		3,199	$14,678,156
Invincible Investment Corp.		13,581	6,121,049
Mitsubishi Estate Co., Ltd.		635,900	11,125,306
Mitsui Fudosan Co., Ltd.		1,079,121	26,063,041
Nomura Real Estate Holdings		703,900	15,627,387
Orix JREIT		9,052	14,463,251
Tokyo Tatemono Co., Ltd.		1,531,984	21,046,359

			109,124,549

INDUSTRIALS	0.3%
GLP J-REIT		3,019	3,206,741

RESIDENTIAL	1.0%
Daiwa House REIT Investment Corp.		4,857	11,533,264

TOTAL JAPAN			123,864,554

NORWAY	0.8%
REAL ESTATE—OFFICE
Entra ASA, 144Ac		705,860	9,637,556

SPAIN	3.2%
REAL ESTATE
DIVERSIFIED	1.4%
Merlin Properties Socimi SA		1,168,955	17,002,391

OFFICE	1.3%
Inmobiliaria Colonial Socimi SA		1,406,100	15,541,943

RESIDENTIAL	0.5%
Aedas Homes SAU, 144Ab,c		158,630	5,631,543

TOTAL SPAIN			38,175,877

UNITED KINGDOM	6.0%
REAL ESTATE
DIVERSIFIED	0.6%
LondonMetric Property PLC		2,767,303	6,756,477

HEALTH CARE	0.9%
Assura PLC		13,866,483	10,540,971

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
INDUSTRIALS	1.2%
Segro PLC		1,700,966	$15,027,030

OFFICE	1.3%
Derwent London PLC		260,402	10,674,256
Workspace Group PLC		364,521	5,195,629

			15,869,885

RESIDENTIAL	0.7%
UNITE Group PLC		757,860	8,611,602

SELF STORAGE	1.3%
Big Yellow Group PLC		662,413	8,335,686
Safestore Holdings PLC		1,073,857	7,787,642

			16,123,328

TOTAL UNITED KINGDOM			72,929,293

UNITED STATES	48.5%
COMMUNICATIONS—TOWERS	1.9%
American Tower Corp.		86,346	12,448,503
Crown Castle International Corp.		102,872	11,091,659

			23,540,162

REAL ESTATE	46.6%
DATA CENTERS	4.1%
CyrusOne		133,263	7,777,229
Digital Realty Trust		256,130	28,578,985
Equinix		30,081	12,931,521

			49,287,735

DIVERSIFIED	1.2%
VEREIT		2,014,759	14,989,807

HEALTH CARE	3.6%
Sabra Health Care REIT		702,998	15,276,147
Welltower		454,686	28,504,265

			43,780,412

HOTEL	4.1%
Hilton Worldwide Holdings		134,102	10,615,514
Host Hotels & Resorts		1,347,929	28,400,864

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
Sunstone Hotel Investors		623,593	$10,364,116

			49,380,494

INDUSTRIALS	2.8%
Prologis		516,553	33,932,367

NET LEASE	1.2%
Agree Realty Corp.		110,611	5,836,942
VICI Properties		415,217	8,570,079

			14,407,021

OFFICE	5.3%
Corporate Office Properties Trust		280,658	8,136,275
Cousins Properties		1,281,562	12,418,336
Douglas Emmett		306,123	12,300,022
Empire State Realty Trust, Class A		361,609	6,183,514
Kilroy Realty Corp.		327,526	24,774,067

			63,812,214

RESIDENTIAL	11.1%
APARTMENT	6.0%
Apartment Investment & Management Co., Class A		386,210	16,336,683
Essex Property Trust		118,979	28,444,309
UDR		742,800	27,884,712

			72,665,704

MANUFACTURED HOME	3.1%
Equity Lifestyle Properties		164,797	15,144,844
Sun Communities		222,302	21,758,920

			36,903,764

SINGLE FAMILY	2.0%
Invitation Homes		1,027,014	23,682,943

TOTAL RESIDENTIAL			133,252,411

SELF STORAGE	3.9%
Extra Space Storage		390,234	38,949,255
Life Storage		84,857	8,257,435

			47,206,690

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	9.3%
COMMUNITY CENTER	4.0%
Brixmor Property Group		434,339	$7,570,529
DDR Corp.		436,119	7,806,530
Regency Centers Corp.		202,076	12,544,878
Weingarten Realty Investors		650,303	20,035,835

			47,957,772

FREE STANDING	2.5%
Realty Income Corp.		560,359	30,141,711

REGIONAL MALL	2.8%
GGP		291,991	5,965,376
Simon Property Group		158,328	26,945,842
Taubman Centers		13,486	792,438

			33,703,656

TOTAL SHOPPING CENTERS			111,803,139

TOTAL REAL ESTATE			561,852,290

TOTAL UNITED STATES			585,392,452

TOTAL COMMON STOCK (Identified cost—$1,051,008,670)			1,187,409,589

SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74%[d]		19,491,242	19,491,242

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$19,491,242)			19,491,242

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,070,499,912)	100.0%		1,206,900,831
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0)		(374,071)

NET ASSETS	100.0%		$1,206,526,760

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
HKD	Hong Kong Dollar
REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Security value is determined based on significant unobservable inputs (Level 3).
[b]	Non-income producing security.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $29,389,979 or 2.4% of the net assets of the Fund, of which 0.0% are illiquid.

[d]	Rate quoted represents the annualized seven-day yield of the fund.

Sector Summary	% of Net Assets
Diversified	25.8
Residential	20.1
Office	11.6
Shopping Centers	9.3
Industrials	5.9
Self Storage	5.2
Retail	4.7
Health Care	4.5
Hotel	4.1
Data Centers	4.1
Towers	1.9
Other	1.6
Net Lease	1.2

100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,070,499,912)	$1,206,900,831
Foreign currency, at value (Identified cost—$470,161)	470,211
Receivable for:
Investment securities sold	5,928,806
Dividends	5,764,184
Fund shares sold	3,916,366
Other assets	5,843

Total Assets	1,222,986,241

LIABILITIES:
Payable for:
Investment securities purchased	13,225,644
Fund shares redeemed	1,096,349
Dividends and distributions declared	1,021,979
Investment advisory fees	716,213
Shareholder servicing fees	148,450
Administration fees	39,228
Distribution fees	4,496
Directors’ fees	442
Other liabilities	206,680

Total Liabilities	16,459,481

NET ASSETS	$1,206,526,760

NET ASSETS consist of:
Paid-in capital	$1,097,718,390
Dividends in excess of net investment income	(14,812,745)
Accumulated net realized loss	(12,770,757)
Net unrealized appreciation	136,391,872

$1,206,526,760

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2018 (Unaudited)

CLASS A SHARES:
NET ASSETS	$75,591,699
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,435,168

Net asset value and redemption price per share	$52.67

Maximum offering price per share ($52.67 ÷ 0.955)[a]	$55.15

CLASS C SHARES:
NET ASSETS	$47,852,841
Shares issued and outstanding ($0.001 par value common stock outstanding)	914,149

Net asset value and offering price per share[b]	$52.35

CLASS I SHARES:
NET ASSETS	$1,080,663,322
Shares issued and outstanding ($0.001 par value common stock outstanding)	20,423,591

Net asset value, offering and redemption price per share	$52.91

CLASS R SHARES:
NET ASSETS	$380,881
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,179

Net asset value, offering and redemption price per share	$53.05

CLASS Z SHARES:
NET ASSETS	$2,038,017
Shares issued and outstanding ($0.001 par value common stock outstanding)	38,512

Net asset value, offering and redemption price per share	$52.92

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividend income (net of $1,025,369 of foreign withholding tax)	$15,683,793

Expenses:
Investment advisory fees	3,531,790
Shareholder servicing fees—Class A	36,178
Shareholder servicing fees—Class C	60,163
Shareholder servicing fees—Class I	240,209
Distribution fees—Class A	90,445
Distribution fees—Class C	180,490
Distribution fees—Class R	943
Administration fees	213,570
Reorganization expenses	111,750
Transfer agent fees and expenses	85,831
Registration and filing fees	79,166
Custodian fees and expenses	67,494
Professional fees	47,549
Shareholder reporting expenses	29,526
Directors’ fees and expenses	27,980
Miscellaneous	18,612

Total Expenses	4,821,696
Reduction of Expenses (See Note 2)	(132,902)

Net Expenses	4,688,794

Net Investment Income (Loss)	10,994,999

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(3,663,658)
Foreign currency transactions	30,344

Net realized gain (loss)	(3,633,314)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	22,986,915
Foreign currency translations	(13,914)

Net change in unrealized appreciation (depreciation)	22,973,001

Net Realized and Unrealized Gain (Loss)	19,339,687

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,334,686

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$10,994,999	$7,962,022
Net realized gain (loss)	(3,633,314)	5,339,490
Net change in unrealized appreciation (depreciation)	22,973,001	46,262,125

Net increase (decrease) in net assets resulting from operations	30,334,686	59,563,637

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,193,309)	(971,556)
Class C	(609,075)	(593,894)
Class I	(11,892,071)	(9,030,619)
Class R	(5,681)	(3,909)
Class Z	(32,443)	(9,476)
Net realized gain:
Class A	(241,973)	(355,464)
Class C	(156,042)	(356,622)
Class I	(1,753,414)	(2,459,999)
Class R	(1,215)	(831)
Class Z	(5,755)	(2,061)

Total dividends and distributions to shareholders	(15,890,978)	(13,784,431)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	582,020,949 [a]	125,447,594

Total increase (decrease) in net assets	596,464,657	171,226,800
Net Assets:
Beginning of period	610,062,103	438,835,303

End of period[b]	$1,206,526,760	$610,062,103

[a]	See Note 6.
[b]	Includes dividends in excess of net investment income of $14,812,745 and $3,253,460, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$53.63	$48.89	$50.37	$50.46	$45.08	$44.31

Income (loss) from investment operations:
Net investment income (loss)[a]	0.46	0.73	0.76	0.49	0.87 [b]	0.51
Net realized and unrealized gain (loss)	(0.43)[c]	5.34	0.96	0.58	5.22	1.08

Total from investment operations	0.03	6.07	1.72	1.07	6.09	1.59

Less dividends and distributions to shareholders from:
Net investment income	(0.82)	(0.98)	(1.73)	(1.16)	(0.71)	(0.82)
Net realized gain	(0.17)	(0.35)	(1.47)	—	—	—

Total dividends and distributions to shareholders	(0.99)	(1.33)	(3.20)	(1.16)	(0.71)	(0.82)

Net increase (decrease) in net asset value	(0.96)	4.74	(1.48)	(0.09)	5.38	0.77

Net asset value, end of period	$52.67	$53.63	$48.89	$50.37	$50.46	$45.08

Total investment return[d,e]	0.11%[f]	12.53%	3.40%	2.18%	13.54%	3.64%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$75.6	$64.6	$51.3	$54.6	$73.2	$116.1

Ratios to average daily net assets:

Expenses (before expense reduction)	1.28%[g,h]	1.31%[h]	1.40%	1.42%	1.41%	1.46%

Expenses (net of expense reduction)	1.28%[g,h]	1.31%[h]	1.39%	1.41%	1.40%	1.45%

Net investment income (loss) (before expense reduction)	1.77%[g]	1.42%	1.47%	0.95%	1.78%	1.10%

Net investment income (loss) (net of expense reduction)	1.77%[g]	1.42%	1.48%	0.96%	1.79%	1.11%

Portfolio turnover rate	35%[f]	75%	104%	82%	105%	119%

[a]	Calculation based on average shares outstanding.
[b]	23.6% of gross income was attributable to dividends paid by Westfield Corp.
[c]

The amount shown for a share outstanding throughout the period does not correlate with the net realized and unrealized gain (loss) for the period because of the significant increase in net assets due to the reorganization.

[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Not annualized.
[g]	Annualized.
[h]

Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to the reorganization discussed further in Note 6. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.30% for the year ended December 31, 2017 and 1.25% for the six months ended June 30, 2018.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$53.31	$48.56	$50.04	$50.13	$44.82	$44.04

Income (loss) from investment operations:
Net investment income (loss)[a]	0.26	0.34	0.40	0.18	0.54 [b]	0.21
Net realized and unrealized gain (loss)	(0.40)[c]	5.36	0.96	0.58	5.18	1.09

Total from investment operations	(0.14)	5.70	1.36	0.76	5.72	1.30

Less dividends and distributions to shareholders from:
Net investment income	(0.65)	(0.60)	(1.37)	(0.85)	(0.41)	(0.52)
Net realized gain	(0.17)	(0.35)	(1.47)	—	—	—

Total dividends and distributions to shareholders	(0.82)	(0.95)	(2.84)	(0.85)	(0.41)	(0.52)

Net increase (decrease) in net asset value	(0.96)	4.75	(1.48)	(0.09)	5.31	0.78

Net asset value, end of period	$52.35	$53.31	$48.56	$50.04	$50.13	$44.82

Total investment return[d,e]	–0.22%[f]	11.83%	2.71%	1.54%	12.78%	2.99%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$47.9	$51.6	$60.5	$78.0	$82.2	$80.3

Ratios to average daily net assets:

Expenses (before expense reduction)	1.93%[g,h]	1.96%[h]	2.05%	2.07%	2.06%	2.11%

Expenses (net of expense reduction)	1.93%[g,h]	1.96%[h]	2.04%	2.06%	2.05%	2.10%

Net investment income (loss) (before expense reduction)	1.01%[g]	0.66%	0.77%	0.34%	1.12%	0.45%

Net investment income (loss) (net of expense reduction)	1.01%[g]	0.66%	0.78%	0.35%	1.13%	0.46%

Portfolio turnover rate	35%[f]	75%	104%	82%	105%	119%

[a]	Calculation based on average shares outstanding.
[b]	23.6% of gross income was attributable to dividends paid by Westfield Corp.
[c]

The amount shown for a share outstanding throughout the period does not correlate with the net realized and unrealized gain (loss) for the period because of the significant increase in net assets due to the reorganization.

[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Not annualized.
[g]	Annualized.
[h]

Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to the reorganization discussed further in Note 6. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.95% for the year ended December 31, 2017 and 1.90% for the six months ended June 30, 2018.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$53.87	$49.08	$50.56	$50.66	$45.26	$44.49

Income (loss) from investment operations:
Net investment income (loss)[a]	0.66	0.91	0.98	0.70	1.01 [b]	0.66
Net realized and unrealized gain (loss)	(0.55)[c]	5.38	0.92	0.55	5.28	1.08

Total from investment operations	0.11	6.29	1.90	1.25	6.29	1.74

Less dividends and distributions to shareholders from:
Net investment income	(0.90)	(1.15)	(1.91)	(1.35)	(0.89)	(0.97)
Net realized gain	(0.17)	(0.35)	(1.47)	—	—	—

Total dividends and distributions to shareholders	(1.07)	(1.50)	(3.38)	(1.35)	(0.89)	(0.97)

Net increase (decrease) in net asset value	(0.96)	4.79	(1.48)	(0.10)	5.40	0.77

Net asset value, end of period	$52.91	$53.87	$49.08	$50.56	$50.66	$45.26

Total investment return[d]	0.26%[e]	12.95%	3.75%	2.54%	13.93%	3.97%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$1,080.7	$492.8	$326.7	$295.0	$292.0	$219.6

Ratios to average daily net assets:

Expenses (before expense reduction)	0.97%[f,g]	1.02%[g]	1.11%	1.12%	1.14%	1.15%

Expenses (net of expense reduction)	0.94%[f,g]	0.96%[g]	1.04%	1.06%	1.05%	1.12%

Net investment income (loss) (before expense reduction)	2.49%[f]	1.69%	1.83%	1.31%	2.00%	1.40%

Net investment income (loss) (net of expense reduction)	2.52%[f]	1.75%	1.90%	1.37%	2.09%	1.42%

Portfolio turnover rate	35%[e]	75%	104%	82%	105%	119%

[a]	Calculation based on average shares outstanding.
[b]	23.6% of gross income was attributable to dividends paid by Westfield Corp.
[c]

The amount shown for a share outstanding throughout the period does not correlate with the net realized and unrealized gain (loss) for the period because of the significant increase in net assets due to the reorganization.

[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.
[g]

Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to the reorganization discussed further in Note 6. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.01% and 0.95%, respectively, for the year ended December 31, 2017 and 0.94% and 0.91%, respectively, for the six months ended June 30, 2018.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,			For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:		2017	2016	2015
Net asset value, beginning of period	$54.01	$49.27	$50.76	$50.66	$47.36

Income (loss) from investment operations:

Net investment income (loss)[b]	0.41	0.78	0.82	0.55	0.07
Net realized and unrealized gain (loss)	(0.42)[c]	5.26	0.83	0.55	3.54

Total from investment operations	(0.01)	6.04	1.65	1.10	3.61

Less dividends and distributions to shareholders from:

Net investment income	(0.78)	(0.95)	(1.67)	(1.00)	(0.31)
Net realized gain	(0.17)	(0.35)	(1.47)	—	—

Total dividends and distributions to shareholders	(0.95)	(1.30)	(3.14)	(1.00)	(0.31)

Net increase (decrease) in net asset value	(0.96)	4.74	(1.49)	0.10	3.30

Net asset value, end of period	$53.05	$54.01	$49.27	$50.76	$50.66

Total investment return[d]	0.03%[e]	12.37%	3.25%	2.23%	7.63%[e]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,			For the Period October 1, 2014[a] through December 31, 2014
Ratios/Supplemental Data:		2017	2016	2015
Net assets, end of period (in 000s)	$380.9	$374.2	$108.7	$22.3	$11.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.43%[f,g]	1.46%[g]	1.55%	1.54%	1.57%[f]

Expenses (net of expense reduction)	1.43%[f,g]	1.46%[g]	1.54%	1.54%	1.55%[f]

Net investment income (loss) (before expense reduction)	1.58%[f]	1.50%	1.55%	1.07%	0.58%[f]

Net investment income (loss) (net of expense reduction)	1.58%[f]	1.50%	1.56%	1.07%	0.60%[f]

Portfolio turnover rate	35%[e]	75%	104%	82%	105%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]

The amount shown for a share outstanding throughout the period does not correlate with the net realized and unrealized gain (loss) for the period because of the significant increase in net assets due to the reorganization.

[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.
[g]

Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to the reorganization discussed further in Note 6. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.45% for the year ended December 31, 2017 and 1.40% for the six months ended June 30, 2018.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,			For the Period October 1, 2014[a] through December 31, 2014
Per Share Operating Performance:		2017	2016	2015
Net asset value, beginning of period	$53.88	$49.09	$50.57	$50.66	$47.36

Income (loss) from investment operations:

Net investment income (loss)[b]	0.62	0.95	1.03	0.70	0.13
Net realized and unrealized gain (loss)	(0.50)[c]	5.34	0.87	0.56	3.55

Total from investment operations	0.12	6.29	1.90	1.26	3.68

Less dividends and distributions to shareholders from:

Net investment income	(0.91)	(1.15)	(1.91)	(1.35)	(0.38)
Net realized gain	(0.17)	(0.35)	(1.47)	—	—

Total dividends and distributions to shareholders	(1.08)	(1.50)	(3.38)	(1.35)	(0.38)

Net increase (decrease) in net asset value	(0.96)	4.79	(1.48)	(0.09)	3.30

Net asset value, end of period	$52.92	$53.88	$49.09	$50.57	$50.66

Total investment return[d]	0.27%[e]	12.96%	3.75%	2.56%	7.77%[e]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,			For the Period October 1, 2014[a] through December 31, 2014
Ratios/Supplemental Data:		2017	2016	2015
Net assets, end of period (in 000s)	$2,038.0	$607.3	$258.3	$10.7	$11.0

Ratios to average daily net assets:

Expenses (before expense reduction)	0.92%[f,g]	0.96%[g]	1.05%	1.07%	1.07%[f]

Expenses (net of expense reduction)	0.92%[f,g]	0.96%[g]	1.04%	1.06%	1.05%[f]

Net investment income (loss) (before expense reduction)	2.42%[f]	1.83%	1.94%	1.36%	1.03%[f]

Net investment income (loss) (net of expense reduction)	2.42%[f]	1.83%	1.95%	1.37%	1.05%[f]

Portfolio turnover rate	35%[e]	75%	104%	82%	105%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]

The amount shown for a share outstanding throughout the period does not correlate with the net realized and unrealized gain (loss) for the period because of the significant increase in net assets due to the reorganization.

[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.
[g]

Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to the reorganization discussed further in Note 6. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 0.95% for the year ended December 31, 2017 and 0.89% for the six months ended June 30, 2018.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of June 30, 2018.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$65,006,588	$65,006,588	$—	$—	[a]
Other Countries	1,122,403,001	1,122,403,001	—	—
Short-Term Investments	19,491,242	—	19,491,242	—

Total Investments in Securities[b]	$1,206,900,831	$1,187,409,589	$19,491,242	$—

[a]	BGP Holdings PLC was acquired via a spinoff and has been fair valued at $0, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2018, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from return of capital upon the final determination of the Fund’s taxable net income after December 31, 2018, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. Prior to close of business on March 23, 2018, the investment advisor received a fee at an annual rate of 0.80% of the average daily net assets. On December 5, 2017, the Board of Directors of the Fund approved an amendment to the Fund’s investment advisory agreement in connection with the reorganization of Cohen & Steers Institutional Global Realty Shares, Inc. (the Acquired Fund or IGRS) with and into the Fund, reducing the investment advisory fee that the Fund pays to the investment advisor to an annual rate of 0.75% of the average daily net assets of the Fund, effective close of business March 23, 2018.

Prior to close of business on March 23, 2018, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses, (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.30% for Class A shares, 1.95% for Class C shares, 0.95% for Class I shares, 1.45% for Class R shares and 0.95% for Class Z shares. On December 5, 2017, the Fund’s Board of Directors approved an amendment to the Fund’s fee waiver/expense reimbursement agreement in connection with the reorganization of IGRS with and into the Fund, effective close of business March 23, 2018. Through June 30, 2020 the Advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual fund operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares, 1.25% for Class T shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2018, fees waived and/or expenses reimbursed totaled $132,902.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2018, the Fund incurred $184,542 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2018, the Fund has been advised that the distributor received $2,027, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $15 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid by the Distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $5,913 for the six months ended June 30, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2018, totaled $450,300,030 and $326,159,235 respectively.

Note 4. Income Tax Information

As of June 30, 2018, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,070,499,912

Gross unrealized appreciation on investments	$153,572,606
Gross unrealized depreciation on investments	(17,171,687)

Net unrealized appreciation (depreciation) on investments	$136,400,919

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 100 million of Class I capital stock, 50 million of Class R capital stock, 50 million of Class T capital stock and 50 million of Class Z capital stock. Class F and Class T shares are currently not available for purchase.

The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	479,316	$25,040,242	611,029	$32,013,822
Issued as reinvestment of dividends and distributions	23,880	1,225,545	21,613	1,118,443
Redeemed	(273,078)	(14,120,697)	(477,558)	(24,396,826)

Net increase (decrease)	230,118	$12,145,090	155,084	$8,735,439

Class C:
Sold	65,021	$3,374,067	99,440	$5,132,684
Issued as reinvestment of dividends and distributions	11,954	608,500	14,303	734,703
Redeemed	(131,010)	(6,774,851)	(390,444)	(19,860,129)

Net increase (decrease)	(54,035)	$(2,792,284)	(276,701)	$(13,992,742)

Class I:
Sold	4,882,874	$256,621,521	4,435,725	$230,868,690
Acquisition of IGRS	9,051,506	454,686,267	—	—
Issued as reinvestment of dividends and distributions	188,974	9,806,064	129,217	6,728,105
Redeemed	(2,848,423)	(149,904,084)	(2,071,888)	(107,459,380)

Net increase (decrease)	11,274,931	$571,209,768	2,493,054	$130,137,415

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class R:
Sold	1,420	$74,068	6,858	$361,854
Issued as reinvestments of dividends and distributions	128	6,622	85	4,466
Redeemed	(1,297)	(68,101)	(2,221)	(115,541)

Net increase (decrease)	251	$12,589	4,722	$250,779

Class Z:
Sold	28,464	$1,508,564	5,981	$315,163
Issued as reinvestment of dividends and distributions	735	37,971	215	11,220
Redeemed	(1,959)	(100,749)	(185)	(9,680)

Net increase (decrease)	27,240	$1,445,786	6,011	$316,703

Note 6. Reorganization

On December 5, 2017, the Boards of Directors of IGRS and the Fund each approved a proposal to reorganize IGRS with and into the Fund (the Reorganization). The investment advisor believes the Reorganization benefits shareholders of the Fund by reducing annual operating gross and net expense ratios, increasing marketability and providing portfolio management and operational efficiencies. The transaction was structured as a tax-free reorganization under the Internal Revenue Code. On March 15, 2018, IGRS’s stockholders approved the Reorganization.

After the close of business on March 23, 2018, the Fund acquired substantially all of the assets and liabilities of IGRS in exchange for Class I shares of common stock of the Fund, which were distributed to IGRS’s shareholders. The investment portfolio of IGRS, with a fair value of $455,071,697 and identified cost of $414,984,236 as of the date of the reorganization, was the principal asset acquired by the Fund. The acquisition was accomplished by a tax-free exchange of 18,144,491 shares of IGRS, valued at $454,686,267 for 9,051,506 shares of the Fund. The net assets of IGRS and the Fund immediately before the acquisition were $454,686,267 (including $40,114,198 of net unrealized appreciation) and $665,647,073, respectively. The combined net assets of the Fund immediately following the acquisition were $1,120,333,340. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from IGRS was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Reorganization expenses were incurred by the Fund and IGRS in proportion to their net assets, and were approximately $253,178, of which $62,569 were accrued prior to January 1, 2018; $143,942 of reorganization expenses were borne by the Fund and $109,236 were borne by IGRS. Assuming the acquisition had been completed on January 1, 2018, the Fund’s pro-forma results of operations for the six months ended June 30, 2018, are as follows:

Net investment income	$11,749,943
Net realized and unrealized loss on investments in securities	(7,987,840)

Net increase in net assets resulting from operations	$3,762,103

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in revenue and earnings attributable to IGRS that have been included in the Fund’s Statement of Operations since March 23, 2018.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small-to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Qualified REIT Dividends Paid by the Fund Ineligible for Pass-Through Deduction: Starting for calendar year 2018, non-corporate taxpayers are permitted to deduct a portion of any amounts received from a REIT that are “qualified REIT dividends.” This deduction is currently not available in respect of such amounts paid by a REIT to the Fund and distributed by the Fund to its shareholders. As a result, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors held on June 5, 2018 and at meetings of the full Board of Directors held in person on March 20, 2018 and June 12, 2018. At the meeting of the full Board of Directors on June 12, 2018, the Advisory Agreements were unanimously continued for a term ending June 30, 2019 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the one-, three-, five- and ten-year periods ended March 31, 2018, ranking in the second quintile for the one-, three- and ten-year periods and ranking in the third quintile for the five-year period. The Board of Directors also noted that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other real estate funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were lower than the Peer Funds’ median, ranking in the second and third quintiles, respectively. The Board of Directors also noted that in connection with the reorganization of Cohen & Steers Institutional Global Realty Shares, Inc. (the Reorganization) effective March 23, 2018, the Board of Directors of the Fund had approved a reduction in the Fund’s management fee by 0.05%, from 0.80% of average daily net assets to 0.75% of average daily net assets, and a reduction to the Fund’s total expense ratio so that the Fund’s total annual operating expenses as a percentage of average daily net assets (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed

COHEN & STEERS GLOBAL REALTY SHARES, INC.

1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving its fee or reimbursing expenses of the Fund. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors noted in connection with the Reorganization that the administrative expenses of the Fund will achieve economies of scale that will benefit shareholders and will be less than the aggregate expenses of each of the Funds operating separately. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor

COHEN & STEERS GLOBAL REALTY SHARES, INC.

does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Jon Cheigh

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol: Class	A—CSFAX
C—CSFCX
F—GRSFX*
I—CSSPX
R—GRSRX
T—GRSTX*
Z—CSFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2018

Cohen & Steers

Global Realty

Shares

CSFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: August 31, 2018